Fair Value Measurements	12 Months Ended
Dec. 31, 2016
Fair Value Disclosures [Abstract]
Fair Value Measurements
Note 5—Fair Value Measurements
We apply the market approach for recurring fair value measurements, employing valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. We have consistently used the same valuation techniques for all periods presented. Please read Note 2—Summary of Significant Accounting Policies—Fair Value Measurements for further discussion.
The finance organization monitors commodity risk through the Commodity Risk Control Group (“CRCG”).  The Executive Management Team (“EMT”) monitors interest rate risk.  The EMT has delegated the responsibility for managing interest rate risk to the Chief Financial Officer (“CFO”).  The CRCG is independent of our commercial operations and has direct access to the Audit Committee. The Finance and Risk Management Committee, comprised of members of management and chaired by the CFO, meets periodically and is responsible for reviewing our overall day-to-day energy commodity risk exposure, as measured against the limits established in our Commodity Risk Policy. Each quarter, as part of its internal control processes, representatives from the CRCG review the methodology and assumptions behind the pricing of the forward curves.  As part of this review, liquidity periods are established based on third party market information, the basis relationship between direct and derived curves is evaluated, and changes are made to the forward power model assumptions.
The CRCG reviews changes in value on a daily basis through the use of various reports.  The pricing for power, natural gas, and fuel oil curves is automatically entered into our commercial system nightly based on data received from our market data provider.  The CRCG reviews the data provided by the market data provider by utilizing third party broker quotes for comparison purposes.  In addition, our traders are required to review various reports to ensure accuracy on a daily basis.
The following tables set forth, by level within the fair value hierarchy, our financial assets and liabilities that were accounted for at fair value on a recurring basis as of December 31, 2016 and 2015 and are presented on a gross basis before consideration of amounts netted under master netting agreements and the application of collateral and margin paid.

	Fair Value as of December 31, 2016
(amounts in millions)	Level 1	Level 2	Level 3	Total
Assets:
Assets from commodity risk management activities:
Electricity derivatives	$—	$118	$20	$138
Natural gas derivatives	—	169	4	173
Total assets from commodity risk management activities	$—	$287	$24	$311
Liabilities:
Liabilities from commodity risk management activities:
Electricity derivatives	$—	$(245)	$(12)	$(257)
Natural gas derivatives	—	(52)	(10)	(62)
Emissions derivatives	—	(10)	—	(10)
Total liabilities from commodity risk management activities	—	(307)	(22)	(329)
Liabilities from interest rate contracts	—	(30)	—	(30)
Liabilities from outstanding common stock warrants	(1)	—	—	(1)
Total liabilities	$(1)	$(337)	$(22)	$(360)

	Fair Value as of December 31, 2015
(amounts in millions)	Level 1	Level 2	Level 3	Total
Assets:
Assets from commodity risk management activities:
Electricity derivatives	$—	$308	$40	$348
Natural gas derivatives	—	40	2	42
Coal derivatives	—	10	3	13
Total assets from commodity risk management activities	$—	$358	$45	$403
Liabilities:
Liabilities from commodity risk management activities:
Electricity derivatives	$—	$(267)	$(58)	$(325)
Natural gas derivatives	—	(158)	(34)	(192)
Diesel derivatives	—	(4)	—	(4)
Coal derivatives	—	(35)	(1)	(36)
Total liabilities from commodity risk management activities	—	(464)	(93)	(557)
Liabilities from interest rate contracts	—	(42)	—	(42)
Liabilities from outstanding common stock warrants	(7)	—	—	(7)
Total liabilities	$(7)	$(506)	$(93)	$(606)

Level 3 Valuation Methods. The electricity derivatives classified within Level 3 include financial swaps executed in illiquid trading locations or on long dated contracts, capacity contracts, heat rate derivatives, and FTRs.  The curves used to generate the fair value of the financial swaps are based on basis adjustments applied to forward curves for liquid trading points, while the curves for the capacity deals are based upon auction results in the marketplace, which are infrequently executed. The forward market price of FTRs is derived using historical congestion patterns within the marketplace and heat rate derivative valuations are derived using a Black-Scholes spread model, which uses forward natural gas and power prices, market implied volatilities, and modeled correlation values. The natural gas derivatives classified within Level 3 include financial swaps, basis swaps, and physical purchases executed in illiquid trading locations or on long dated contracts. The coal derivatives classified within Level 3 include financial swaps executed in illiquid trading locations.
Sensitivity to Changes in Significant Unobservable Inputs for Level 3 Valuations. The significant unobservable inputs used in the fair value measurement of our commodity instruments categorized within Level 3 of the fair value hierarchy include estimates of forward congestion, power price spreads, natural gas and coal pricing, and the difference between our plant locational prices to liquid hub prices. Power price spreads, natural gas and coal pricing, and the difference between our plant locational prices to liquid hub prices are generally based on observable markets where available, or derived from historical prices and forward market prices from similar observable markets when not available. Increases in the price of the spread on a buy or sell position in isolation would result in a higher/lower fair value measurement. The significant unobservable inputs used in the valuation of Dynegy’s contracts classified as Level 3 as of December 31, 2016 are as follows:

Transaction Type	Quantity	Unit of Measure	Net Fair Value	Valuation Technique	Significant Unobservable Input	Significant Unobservable Input Range
(dollars in millions)
Electricity derivatives:
Forward contracts—power (1)	(8)	Million MWh	$10	Basis spread + liquid location	Basis spread	$4.30 - $6.30
FTRs	(19)	Million MWh	$(2)	Historical congestion	Forward price	$0 - $6.00
Natural gas derivatives (1)	73	Million MMBtu	$(6)	Illiquid location fixed price	Forward price	$2.00 - $2.50
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(1)	Represents forward financial and physical transactions at illiquid pricing locations and long-dated contracts.
The following tables set forth a reconciliation of changes in the fair value of financial instruments classified as Level 3 in the fair value hierarchy:

	Year Ended December 31, 2016
(amounts in millions)	Electricity Derivatives	Natural Gas Derivatives	Coal Derivatives	Total
Balance at December 31, 2015	$(18)	$(32)	$2	$(48)
Total gains (losses) included in earnings	59	49	(4)	104
Settlements (1)	(33)	(23)	2	(54)
Balance at December 31, 2016	$8	$(6)	$—	$2
Unrealized gains (losses) relating to instruments held as of December 31, 2016	$59	$49	$(4)	$104

	Year Ended December 31, 2015
(amounts in millions)	Electricity Derivatives	Natural Gas Derivatives	Heat Rate Derivatives	Coal Derivatives	Total
Balance at December 31, 2014	$(4)	$—	$—	$—	$(4)
Total gains included in earnings	39	3	—	—	42
Settlements (1)	1	28	9	(2)	36
Acquisitions	(54)	(63)	(9)	4	(122)
Balance at December 31, 2015	$(18)	$(32)	$—	$2	$(48)
Unrealized gains relating to instruments held as of December 31, 2015	$39	$3	$—	$—	$42

	Year Ended December 31, 2014
(amounts in millions)	Electricity Derivatives	Heat Rate Derivatives	Total
Balance at December 31, 2013	$11	$(1)	$10
Total gains (losses) included in earnings	(9)	1	(8)
Settlements (1)	(6)	—	(6)
Balance at December 31, 2014	$(4)	$—	$(4)
Unrealized gains (losses) relating to instruments held as of December 31, 2014	$(9)	$1	$(8)
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(1)	For purposes of these tables, we define settlements as the beginning of period fair value of contracts that settled during the period.
Gains and losses recognized for Level 3 recurring items are included in Revenues in our consolidated statements of operations for commodity derivatives.  We believe an analysis of commodity instruments classified as Level 3 should be undertaken with the understanding that these items generally serve as economic hedges of our power generation portfolio. We did not have any transfers between Level 1, Level 2 and Level 3 for the years ended December 31, 2016 and 2015.
Nonfinancial Assets and Liabilities. Nonfinancial assets and liabilities that are measured at fair value on a nonrecurring basis are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement requires judgment and may affect the valuation of such assets and liabilities and their placement within the fair value hierarchy.
During the year ended December 31, 2016, as a result of impairment testing, we measured our Baldwin, Newton and Stuart facilities at fair value. During the year ended December 31, 2015, as a result of impairment testing, we measured our Wood River Power Station and Brayton Point generation facilities at fair value. See Note 9—Property, Plant and Equipment for further discussion. During the year ended December 31, 2015, we fair valued the EquiPower and Duke Midwest acquisitions. See Note 3—Acquisitions for further discussion. Each of these valuations is classified as Level 3 within the fair value hierarchy.
Fair Value of Financial Instruments.  The following table discloses the fair value of financial instruments which are not recognized at fair value in our consolidated balance sheets. Unless otherwise noted, the fair value of debt as reflected in the table has been calculated based on the average of certain available broker quotes as of December 31, 2016 and 2015, respectively.

		December 31, 2016		December 31, 2015
(amounts in millions)	Fair Value Hierarchy	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Dynegy Inc.:
6.75% Senior Notes, due 2019 (1)	Level 2	$(2,083)	$(2,137)	$(2,077)	$(1,985)
Tranche B-2 Term Loan, due 2020 (1)	Level 2	$(219)	$(225)	$(766)	$(754)
Tranche C Term Loan, due 2023 (1)	Level 2	$(1,994)	$(2,025)	$—	$—
7.375% Senior Notes, due 2022 (1)	Level 2	$(1,731)	$(1,665)	$(1,729)	$(1,531)
5.875% Senior Notes, due 2023 (1)	Level 2	$(492)	$(431)	$(491)	$(404)
7.625% Senior Notes, due 2024 (1)	Level 2	$(1,237)	$(1,156)	$(1,235)	$(1,078)
8.00% Senior Notes, due 2025 (1)	Level 2	$(738)	$(703)	$—	$—
7.00% Amortizing Notes, due 2019 (1)	Level 2	$(78)	$(90)	$—	$—
Forward capacity agreement (1)	Level 3	$(205)	$(205)	$—	$—
Inventory financing agreements	Level 3	$(129)	$(127)	$(136)	$(137)
Equipment financing agreements (1)	Level 3	$(73)	$(73)	$(61)	$(61)
Genco:
7.00% Senior Notes Series H, due 2018 (1)	Level 2	$—	$—	$(276)	$(204)
6.30% Senior Notes Series I, due 2020 (1)	Level 2	$—	$—	$(213)	$(148)
7.95% Senior Notes Series F, due 2032 (1)	Level 2	$—	$—	$(225)	$(162)
Liabilities subject to compromise (2)	Level 3	$(825)	$(366)	$—	$—
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(1)	Carrying amounts include unamortized discounts and debt issuance costs. Please read Note 14—Debt for further discussion.

(2)
Carrying amounts represent the Genco senior notes that have been classified as liabilities subject to compromise as of December 31, 2016. The fair value of the senior notes was equal to the Genco Plan consideration and is a level 3 valuation due to a lack of observable inputs that make up the consideration. Please read Note 22—Genco Chapter 11 Bankruptcy for further details.

Concentration of Credit Risk.  We sell our energy products and services to customers in the electric and natural gas distribution industries, financial institutions, residential customers and to entities engaged in commercial and industrial businesses. These industry concentrations have the potential to impact our overall exposure to credit risk, either positively or negatively, because the customer base may be similarly affected by changes in economic, industry, weather or other conditions.
At December 31, 2016 and 2015, our credit exposure as it relates to the mark-to-market portion of our risk management portfolio totaled $79 million and $45 million, respectively.
Our Credit Department, based on guidelines approved by the Board of Directors, establishes our counterparty credit limits. Our credit risk system provides current credit exposure to counterparties on a daily basis. Our industry typically operates under negotiated credit lines for physical delivery and financial contracts. We enter into master netting agreements in an attempt to both mitigate credit exposure and reduce collateral requirements. In general, the agreements include our risk management subsidiaries and allow the aggregation of credit exposure, margin and set-off. We attempt to further reduce credit risk with certain counterparties by obtaining third party guarantees or collateral as well as the right of termination in the event of default. As a result, we decrease a potential credit loss arising from a counterparty default.
We include cash collateral deposited with brokers and cash paid to non-broker counterparties which has not been offset against risk management liabilities in Prepayments and other current assets in our consolidated balance sheets. As of December 31, 2016 and 2015, we had $62 million and $56 million recorded to Prepayments and other current assets, respectively. We include cash collateral received from non-broker counterparties in Accrued liabilities and other current liabilities in our consolidated balance sheets. As of December 31, 2016 and 2015, we were not holding any collateral received from counterparties.